ING RELIASTAR LIFE INSURANCE COMPANY OF
NEW YORK SEPARATE ACCOUNT NY-B OF RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                              PROSPECTUS SUPPLEMENT
                                DATED MAY 1, 2004

                         SUPPLEMENT TO THE PROSPECTUSES
                                       FOR
            DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CONTRACTS
             ISSUED BY RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                           NOTICE OF FUND SUBSTITUTION

ING USA Annuity and Life Insurance Company (the "Company") and ING USA Annuity and Life Insurance Company Separate Account B (the "Separate Account") recently filed an application with the Securities and Exchange Commission to permit the substitution of the PIMCO High Yield Portfolio in which a sub-account of the Separate Account invests (the "Replaced Fund") to be replaced with the ING PIMCO High Yield Portfolio (the Substitute Fund). The SEC issued an order authorizing the substitution, and the substitution is effective May 1, 2004.

IMPORTANT INFORMATION ABOUT THE SUBSTITUTION.

o    The effective date of the substitution is May 1, 2004.

o For thirty days thereafter you may transfer amounts invested in the sub-account which invests in the Replaced Fund to any other sub-account or the fixed account free of charge and any such transfers will not count as a transfer when imposing any applicable restriction or limit on transfers;

o You will not incur any fees or charges or any tax liability because of the substitution, and your contract value immediately before the substitution will equal your contract value immediately after the substitution.

o The investment objective and policies of the Substitute Fund are substantially the same as the investment objective and policies of the Replaced Fund. The investment objective of the Substitute Fund is more fully described below.

o The total expenses of the Substitute Fund are less than or equal to the total expenses of the Replaced Fund. The total expenses of the Substitute Fund are more fully described below.

o A prospectus for the Substitute Fund is enclosed. Read this prospectus carefully before deciding whether to transfer amounts invested in the sub-account which invests in the Substitute Fund to any other sub-account or the fixed account.

SUBSTITUTE FUND FEES AND CHARGES. The following information shows the investment advisory fees and other expenses charged annually by the Substitute Funds. The figures are a percentage of the average net assets of the fund as of December 31, 2003. See the prospectus for the fund for more information concerning these expenses.


                                                                                                    FEES AND       TOTAL NET
                                                                                    TOTAL GROSS     EXPENSES      ANNUAL FUND
                                       MANAGEMENT    DISTRIBUTION       OTHER       ANNUAL FUND     WAIVED OR      EXPENSES
             FUND NAME                    FEES       (12B-1) FEES     EXPENSES       EXPENSES      REIMBURSED

ING PIMCO High Yield Portfolio            0.49%          0.25%          0.01%          0.75%           --            0.75%
(Service Class) 1, 2, 3


1 The estimated operating expenses for shares of each Portfolio are shown as a ratio of expenses to average daily net assets. These estimates, unless otherwise noted, are based on each Portfolio's actual operating expenses for its most recently completed fiscal year.

2 Through a "bundled fee" arrangement, Directed Services, Inc., the Trust's manager, is paid a single fee for advisory, administrative, custodial, transfer agency, auditing and legal services necessary for the ordinary operation of the Portfolio. The Portfolio would bear any extraordinary expenses.

3    Because  the  Portfolio  is  new,   expenses  shown  above  are  estimated.

132732-RLNY Fund Sub                                                  05/01/2004

SUBSTITUTE FUND INVESTMENT ADVISER AND INVESTMENT OBJECTIVE. The following information lists the investment adviser and subadviser and information regarding the investment objective of the Substitute Fund. More detailed information about this fund can be found in the current prospectus and Statement of Additional Information for the fund.


---------------------------------------- ---------------------------------------------- ---------------------------------------
                               INVESTMENT ADVISER/
               FUND NAME                                  SUBADVISER                             INVESTMENT OBJECTIVE
---------------------------------------- ---------------------------------------------- ---------------------------------------
---------------------------------------- ---------------------------------------------- ---------------------------------------
ING PIMCO HIGH YIELD PORTFOLIO (CLASS    Investment Adviser:                            Seeks maximum total return,
                                         -------------------
S)                                       Directed Services, Inc.                        consistent with preservation of
                                         Investment Subadviser:                         capital and prudent investment
                                                    ----------
                                         Pacific Investment Management Co.              management.  The Portfolio normally
                                                                                        invests at least 80% of its assets in
                                                                                        a diversified portfolio of high yield
                                                                                        securities ("junk bonds") rated below
                                                                                        investment grade but rated at least
                                                                                        B-.
---------------------------------------- ---------------------------------------------- ---------------------------------------


132732-RLNY Fund Sub                                                  05/01/2004